UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 5, 2007

MGT Holdings, Inc
(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road, London, United Kingdom		W14 8UD
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       011-44-20-7605-7950

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On January 5, 2007, the Company amended its Certificate of Incorporation to change the name of the Company to MGT Holdings, Inc. and to increase the number of shares the Company is authorized to issue from 40,000,000 shares to 75,000,000 shares.  This amendment was approved by a majority of the stockholders of the Company at a Special Meeting of Stockholders on January 5, 2007.  A Proxy Statement setting forth the details of the amendments was distributed to shareholders on December 22, 2006.

Item 9.01                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

3              Composite Certificate of Incorporation, as amended and currently in effect.

About MGT Holdings

MGT Holdings’s subsidiary company Medicsight PLC develops enterprise-wide computer-aided detection (CAD) software that is used by the medical imaging market to aid in earlier detection of disease. Tested on one of the world’s largest databases of CT scan data, Medicsight PLC’s software solutions help clinicians identify, measure, and analyze suspicious pathology, such as colorectal polyps and lung lesions. Medicsight PLC’s FDA-approved CAD products include ColonCAD, the first CAD technology available for CT colonography, and LungCAD.  Both products include a concurrent-read feature that allows clinicians to review the original image simultaneously with the Medicsight CAD findings, which results in improved workflow and productivity. Medicsight PLC continues to develop CAD software for a variety of disease states that can help in the early detection of disease and ultimately improve patient outcomes. MGT Holdings has also established through its new majority-owned subsidiary Medicexchange PLC a global online community for medical imaging professionals. The portal will contain a variety of relevant clinical papers, training materials and content. This combined with a multi-vendor online sales channel for diagnostic, treatment and surgery planning solutions will give these professionals access to information and products that they otherwise would have difficulty accessing. Medicexchange PLC will offer medical imaging software vendors a single channel through which they can access a large community of medical imaging professionals globally in order to sell and market their product solutions. Headquartered in London, MGT Holdings employs more than 60 people and also has offices in the United States, Gibraltar, Japan, and China. Product and company information can be found on www.medicsight.com. Stock symbol: AMEX:MGT

All forward-looking statements are made pursuant to the ‘safe harbor’ provisions of the Private Securities litigation Reform Act of 1995.  Forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized.  Potential risks and uncertainties include, but are not limited to, the risks described in company filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.

	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chief Executive Officer

Date: January 5, 2007